Exhibit 1

JOINT FILING AGREEMENT

Joint Filing Agreement, dated as of November 10, 2014, is by and among the various reporting persons that are listed in the signature blocks below (the “Omega Filers”).

Each of the Omega Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D with respect to shares of Common Stock, par value $0.001 per share, of Transcept Pharmaceuticals, Inc. beneficially owned by it from time to time. Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the Omega Filers hereby agree to be responsible for the timely filing of the Schedule 13D and any amendments thereto on behalf of the Omega Filers, and for the completeness and accuracy of the information concerning itself contained therein. Each of the Omega Filers hereby further agree to file this Joint Filing Agreement as an exhibit to the statement and each such amendment, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Omega Filers upon one week’s prior written notice or such lesser period of notice as the Omega Filers may mutually agree.

Executed and delivered as of the date first above written.

Omega Fund III, L.P.

Date: November 10, 2014	By:	Omega Fund III GP, L.P.
its General Partner

	By:	Omega Fund III G.P., Ltd.
its General Partner

	By:	/s/ David Boston
	Name:	David Boston
	Title:	Director

Omega Fund III GP, L.P.

	By:	Omega Fund III G.P., Ltd.
its General Partner

	By:	/s/ David Boston
	Name:	David Boston
	Title:	Director

Omega Fund III G.P., Ltd.

	By:	/s/ David Boston
	Name:	David Boston
	Title:	Director

Omega Fund IV, L.P.

By:	Omega Fund IV GP, L.P.
its General Partner

By:	Omega Fund IV GP Manager, Ltd.
its General Partner

By:	/s/ Richard J. Lim
Name:	Richard J. Lim
Title:	Director

Omega Fund IV GP, L.P.

By:	Omega Fund IV GP Manager, Ltd.
its General Partner

By:	/s/ Richard J. Lim
Name:	Richard J. Lim
Title:	Director

Omega Fund IV GP Manager, Ltd.

By:	/s/ Richard J. Lim
Name:	Richard J. Lim
Title:	Director

K/S Danish BioVenture

By:	Danish BioVenture General Partner ApS
its General Partner

By:	/s/ Richard J. Lim
Name:	Richard J. Lim
Title:	Director

Danish BioVenture General Partner ApS

By:	/s/ Richard J. Lim
Name:	Richard J. Lim
Title:	Director

Omega Fund Management Limited

By:	/s/ David Boston
Name:	David Boston
Title:	Director

Sigma Holding Company

By:	/s/ David Boston
Name:	David Boston
Title:	Director

Otello Stampacchia

/s/ Otello Stampacchia
Name:	Otello Stampacchia